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                                                                    Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       OF CENTURY BUSINESS SERVICES, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") of Century Business Services, Inc. (the "Issuer").

I, Steven L. Gerard, the Chief Executive Officer of the Issuer, certify that to the best of my knowledge:

          (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: May 10, 2004                                 /s/ Steven L. Gerard
                                                   ----------------------------
                                                   Steven L. Gerard
                                                   Chief Executive Officer


Subscribed and sworn to before me
this 10th day of May, 2004.


/s/ Michael W. Gleespen
------------------------------------
Name: Michael W. Gleespen
Title: Notary Public & Attorney-At-Law
Registered in Franklin County, Ohio
No Expiration Date